SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule.14a-12

BROOKFIELD HOMES CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
GENERAL
Time, Place and Purposes of Meeting
Solicitation of Proxies
Revocation and Voting of Proxies
Outstanding Shares And Voting Rights
Quorum Requirement
Vote Required
Stockholders Sharing Same Address
PROPOSAL ONE — ELECTION OF DIRECTORS
BENEFICIAL OWNERSHIP OF COMMON STOCK
Security Ownership of Principal Stockholders and Management
EXECUTIVE COMPENSATION
Summary Compensation Table – Executive Officers
Summary Compensation Table – Significant Employees
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises in Last Fiscal Year And Fiscal Year-End Option/SAR Values
Long-Term Incentive Plans — Awards In Last Fiscal Year
Compensation of Directors
Senior Operating Management Participation Plan
Employment Contracts, Termination of Employment and Change-in-Control
Certain Relationships and Related Party Transactions
INFORMATION REGARDING THE BOARD OF DIRECTORS
Mandate of the Board
Meetings of the Board
Size and Composition of the Board and Representation of Stockholder Interests
Committees of the Board
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Compensation Committee Interlocks and Insider Participation
AUDIT COMMITTEE REPORT
PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Fees Paid to Deloitte & Touche LLP
PERFORMANCE GRAPH
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDERS’ PROPOSALS FOR 2004 ANNUAL MEETING
APPENDIX “A” AUDIT COMMITTEE CHARTER

BROOKFIELD HOMES CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On
May 5, 2003

Fellow Stockholders of Brookfield Homes Corporation:

     You are invited to attend the 2003 Annual Meeting of Stockholders of Brookfield Homes Corporation. The Annual Meeting will be held at the Doubletree Hotel, 11915 El Camino Real, Del Mar, California, on May 5, 2003 at 11:00 a.m., Pacific Time, for the following purposes:

•	to elect nine directors;

•	to ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2003; and

•	to conduct other business properly brought before the meeting.

     Only stockholders of record at the close of business on March 24, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     While we would like to have each of you attend the meeting and vote your shares in person, we realize this may not be possible. Whether or not you plan to attend the meeting, your vote is very important. A form of proxy on which to indicate your vote and an envelope, postage prepaid, in which to return your proxy are enclosed. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. If you later decide to attend the Annual Meeting, you may revoke your proxy at that time and vote your shares in person.

     If you desire any additional information concerning the Annual Meeting or the matters to be acted upon at the meeting, we would be glad to hear from you. Please contact the undersigned officer at 858-481-2965.

Yours very truly, Shane D. Pearson Secretary to the Board of Directors

Del Mar, California
April 7, 2003

BROOKFIELD HOMES CORPORATION
12865 Pointe Del Mar, Suite 200
Del Mar, California 92014

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 5, 2003

GENERAL

Time, Place and Purposes of Meeting

The 2003 Annual Meeting of Stockholders of Brookfield Homes Corporation will be held on May 5, 2003 at 11:00 a.m., Pacific Time, at the Doubletree Hotel, 11915 El Camino Real, Del Mar, California (in this Proxy Statement, unless the context requires otherwise, references to “we,” “our,” “us,” and “Company” refer to Brookfield Homes Corporation). The purposes of the Annual Meeting are set forth in the Notice of Annual Meeting of Stockholders to which this Proxy Statement is attached.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by our board of directors. We expect that this Proxy Statement and the accompanying form of proxy will first be mailed on or about April 7, 2003 to each stockholder of record on March 24, 2003. We will bear the entire cost of this solicitation. The solicitation of proxies will be made primarily by use of the mail. In addition, our directors, officers and regular employees may make solicitations by telephone, telegraph, e-mail or personal interview, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies. We will reimburse such banks, brokers and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

Revocation and Voting of Proxies

A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by you at any time before it is exercised by filing with us a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked in person at the Annual Meeting if you desire to vote your shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the nominees for election of directors set forth elsewhere herein (see “PROPOSAL ONE – ELECTION OF DIRECTORS”) and for the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2003 (see “PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS”) and, at the discretion of the proxy holders, on all other matters properly brought before the Annual Meeting or any adjournment thereof.

Outstanding Shares And Voting Rights

March 24, 2003 has been set as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Annual Meeting. There were 32,073,781 shares of our common stock, $0.01 par value per share, issued and outstanding on March 10, 2003. On any matter submitted to a stockholder vote, each holder of our common stock will be entitled to one vote, in person or by proxy, for each share of common stock registered in his, her or its name on the books of our Company as of the record date. A list of such stockholders will be available for examination by any stockholder at our Del Mar office set forth above for at least ten days before the Annual Meeting.

Quorum Requirement

Our By-laws provide that at any meeting of stockholders, there must be present, either in person or by proxy, in order to constitute a quorum, stockholders owning a majority of our issued and outstanding capital stock entitled to vote at said meeting.

Vote Required

If a broker holds your shares, this proxy statement and a proxy card have been sent to the broker. You may have received this proxy statement directly from your broker, together with instructions as to how to direct the broker how to vote your shares. If you do not give your broker instructions or discretionary authority to vote your shares on the Proposals and your broker returns the proxy card indicating such lack of authority, your shares will be “broker non-votes” with respect to the Proposals for which the broker does not have authority to vote. Broker non-votes will be counted as present for purposes of determining a quorum, but will not be counted as shares entitled to vote. If you abstain from voting on the Proposals, your shares will be counted as present at the meeting, for purposes of determining a quorum, and entitled to vote. As a result, abstentions will have no effect on the election of directors.

In the election for directors, the nine persons receiving the highest number of “for” votes will be elected.

The ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2003 requires approval by a majority of shares of common stock entitled to vote on the Proposal and present in person or represented by proxy at the Annual Meeting.

If any other proposals are properly presented to the stockholders at the meeting, the number of votes required for approval will depend upon the nature of the proposal. Generally, under Delaware law the number of votes required to approve a proposal is a majority of the shares of common stock entitled to vote and present in person or by proxy represented at the Annual Meeting. The enclosed proxy card gives discretionary authority to the proxy holders to vote on any matter not included in this proxy statement that is properly presented to the stockholders at the meeting.

Stockholders Sharing Same Address

In some cases, only one copy of this Proxy Statement and our 2002 Annual Report is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and our 2002 Annual Report to a stockholder at a shared address to which a single copy was delivered. You can notify us that you wish to receive a separate copy of our proxy statements and annual reports in the future, or alternatively, that you wish to receive a single copy of the materials instead of multiple copies. Contact information for these purposes is: Brookfield Homes Corporation, Attention: Investor Relations, 12865 Pointe Del Mar, Suite 200, Del Mar, CA, 92014, telephone number: 858-481-2567, or email: lnorthwood@brookfieldhomes.com.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our board of directors has nominated the nine persons set forth below for election as our directors at the Annual Meeting. All of the nominees are currently serving as our directors.

Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted for each of the persons named below as nominees for election as directors. All directors are elected to serve until the next annual meeting of stockholders and their successors have been elected and qualified. If any nominee is unable to serve, the proxies will be voted by the proxy holders in their discretion for another person. The board of directors has no reason to believe that any nominee will not be able to serve as a director for his or her prescribed term.

		Director
Name	Age	Since	Principal Occupation and Business Experience

Gordon E. Arnell	67	2002	Gordon Arnell became a director in October 2002. Mr. Arnell has served as Chairman of Brookfield Properties Corporation since November 1995. Between November 1995 and April 2000, Mr. Arnell also served as Chief Executive Officer of Brookfield Properties.

Ian G. Cockwell	55	2002	Ian Cockwell was appointed President and Chief Executive Officer in October 2002. Since 1994, Mr. Cockwell has served in various senior executive positions with Brookfield Residential Group, a division of Brookfield Properties. From 1998 until 2002, Mr. Cockwell was Chairman and Chief Executive Officer responsible for Brookfield Properties’ master-planned communities business.

		Director
Name	Age	Since	Principal Occupation and Business Experience

Robert A. Ferchat	68	2002	Robert Ferchat became a director in December 2002. Mr. Ferchat was Chairman and Chief Executive Officer of BCE Mobile Communications, Inc. from 1994 until 1999. Mr. Ferchat served as a director of Brookfield Properties from 1997 until 2002 and he is presently a director of AirGate PCS, Inc., a position he has held since 1999.

J. Bruce Flatt	37	2002	Bruce Flatt was appointed Chairman of our Board of Directors in October 2002. Since February 2002, Mr. Flatt has served as President and Chief Executive Officer of Brascan Corporation, prior to which he served as the President and Chief Executive Officer of Brookfield Properties beginning in April 2000. Between August 1995 and April 2000, Mr. Flatt served as President and Chief Operating Officer of Brookfield Properties.

Bruce T. Lehman	50	2002	Bruce Lehman became a director in December 2002. Mr. Lehman is presently a principal in Armada LLC, an investor and principal in residential real estate. Prior to this, Mr. Lehman was an independent consultant, providing strategic advice to clients in the homebuilding industry from 2000 to 2002. Mr. Lehman was President-Merchant Housing Division, of Catellus Residential Group, a wholly-owned subsidiary of Catellus Development Corp. from 1996 until 2000. Mr. Lehman also held this position with Catellus Residential Group’s predecessor company Akins Real Estate Group, from 1989 until 2000.

Alan Norris	46	2003	Alan Norris became a director in February 2003. Mr. Norris is President and Chief Executive Officer of Carma Corporation, a developer of master-planned communities and a wholly-owned subsidiary of Brookfield Properties. Mr. Norris joined Carma in 1983 and assumed increasingly senior positions over the next 11 years when he was promoted to his current position.

David M. Sherman	45	2003	David Sherman became a director in February 2003. Mr. Sherman is President, D. Sherman & Company, Inc., which provides consulting and advisory services to public real estate companies, a position he has held since 2000. Mr. Sherman is also a Co-Managing Member of Metropolitan Real Estate Equity Management, LLC, a real estate fund-of-funds manager and other real estate advisory firm, a position he has held since 2002. Since 2000, Mr. Sherman has served on the Board of Trustees of Keystone Property Trust and has served as an adjunct professor of real estate at Columbia University. Mr. Sherman was the Managing Director, and Head of REIT Equity Research at Salomon Smith Barney, Inc. from 1995 until 2000.

Robert L. Stelzl	57	2002	Robert Stelzl became a director in December 2002. Mr. Stelzl has been a Principal of Colony Capital LLC, a global real estate private equity investor since 1995.

Michael D. Young	58	2003	Michael Young became a director in February 2003. Mr. Young has served as Managing Director of CIBC World Markets Inc., a financial services firm, since 1994. Mr. Young has been a director of Boardwalk Equities Inc. since 1997 and a trustee of IPC US Income Commercial Real Estate Investment Trust since 2002.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE DIRECTOR NOMINEES.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Security Ownership of Principal Stockholders and Management

The following table shows the beneficial ownership of shares of our outstanding common stock as of March 10, 2003 by:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors and director nominees;

•	each of our executive officers named in the Summary Compensation Table — Executive Officers on page 6 under “EXECUTIVE COMPENSATION;” and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities (refer to footnote 1 to the table for additional information about how beneficial ownership is calculated). Unless stated otherwise, the shares are owned directly and the named beneficial owners possess sole voting and investment power with respect to the shares set forth in the table. The percentage of beneficial ownership is based upon the 32,073,781 shares of our common stock that are outstanding.

	Amount and Nature of
	Common Stock Beneficially Owned

	Number of Shares	Percentage
Name of Beneficial Owner	Beneficially Owned(1)(2)	of Class

Brascan Corporation(3)(4)
Suite 4400, BCE Place
181 Bay Street, Toronto, Ontario M5J 2T3	16,013,602 (5)	49.93
Gordon E. Arnell	8,480	*
Ian G. Cockwell(6)	16,187,794	50.47
Robert A. Ferchat	3,000	*
J. Bruce Flatt(6)	16,049,634	50.04
Paul G. Kerrigan	83,000	*
Bruce T. Lehman	–	*
Alan Norris	3,000	*
Shane D. Pearson	–	*
William B. Seith	–	*
David M. Sherman	–	*
Robert L. Stelzl	–	*
Michael D. Young	5,000	*

All directors and officers as a group (12 persons)	16,326,306	50.90

*	Less than 1%.

(1)	Under the rules of the Securities and Exchange Commission governing the determination of beneficial ownership of securities, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which the person has no economic interest.

(2)	Beneficial ownership includes shares held indirectly through EdperPartners Limited, which is described in note 3 below and includes shares that the executive officers and directors could acquire by exercising stock options on, or within 60 days after, March 10, 2003. Refer to the section of this proxy statement entitled “Executive Compensation” for details of issued stock options.

(3)	Brascan Corporation is a public real estate, financial and power generating company listed on the New York, Toronto and Brussels stock exchanges. J. Bruce Flatt, the Chairman of our board of directors, is also a director and President and Chief Executive Officer of Brascan. Brascan’s major shareholder is EdperPartners Limited.

EdperPartners and its shareholders collectively directly and indirectly own, exercise control over, or have options to acquire approximately 27.1 million Class A Limited Voting shares representing approximately 15% of the Class A Limited Voting shares of Brascan on a fully diluted basis and own 100% of the Class B Limited Voting shares of Brascan. Ian Cockwell, Gordon Arnell, Bruce Flatt and Alan Norris, who are directors of our company, are also shareholders of EdperPartners and may be deemed to share beneficial ownership of our common stock with Brascan. EdperPartners is an investment holding company owned by 38 investors with no single shareholder holding more than a 15% effective interest.

(4)	In addition to Ian Cockwell, Gordon Arnell, Bruce Flatt and Alan Norris, the following persons, as shareholders (and in some cases, officers and directors) of EdperPartners, may be deemed to share beneficial ownership of our common stock with Brascan: David Arthur, Alex Balogh, Jeff Blidner, Tim Casgrain, Richard Clark, Jack Cockwell, Jacky Delmar, Steve Douglas, Robert Dunford, Dominic Gammiero, Harry Goldgut, Peter Gordon, Lynda Hamilton, Robert Harding, Lars Eric Johansson, Brian Kenning, David Kerr, Trevor Kerr, Edward Kress, Brian Lawson, Richard Legault, Frank Lochan, Terry Lyons, Marcelo Marinho, George Myhal, Derek Pannell, Sam Pollock, Timothy Price, Aaron Regent, Bruce Robertson, Martin Schady, Paulo Sodre, John Tremayne and John Zuccotti. To the extent any of the listed persons is deemed to be a beneficial owner of shares of our common stock held by Brascan, such listed person disclaims beneficial ownership of those shares of our common stock.

(5)	Based solely upon information contained in the Schedule 13G of Brascan filed with the Securities and Exchange Commission (the “SEC”) with respect to common stock owned as of February 3, 2003.

(6)	Includes 16,013,602 shares beneficially owned by Brascan. Messrs. Cockwell and Flatt disclaim beneficial ownership of the shares of common stock held by Brascan.

EXECUTIVE COMPENSATION

The following table provides the annual and long-term compensation of our Chief Executive Officer and other executive officers:

Summary Compensation Table – Executive Officers

		Annual Compensation				Long-Term Compensation

						Awards		Payouts

					Other	Restricted	Securities
					Annual	Stock	Underlying	LTIP	All Other
Name & Principal Position	Year	Salary	Bonus		Compensation	Award(s)	Options/SARs	Payouts	Compensation

Ian G. Cockwell	2002	$207,000	$80,000	(1)	–	–	446,594	–	–
President & Chief Executive Officer
Paul G. Kerrigan	2002	$121,000	$80,000	(1)	–	–	236,031	–	–
Executive Vice President, Chief Financial Officer & Treasurer
William B. Seith	2002	$180,000	$320,000		–	–	20,000	–	–
Executive Vice President, Risk Management
Shane D. Pearson	2002	$60,500	$38,000		–	–	20,000	–	–
Secretary

(1)	Messrs. Cockwell and Kerrigan elected on February 13, 2003 to receive all of the bonus in deferred share units, each increasing their deferred share units by 14,898 units.

The following table provides the annual compensation of each of the significant employees identified in our 2002 Annual Report on
Form 10-K:

Summary Compensation Table – Significant Employees

		Annual Compensation			Long-Term Compensation

					Awards		Payouts

				Other	Restricted	Securities
				Annual	Stock	Underlying	LTIP	All Other
Name & Principal Position	Year	Salary	Bonus(1)	Compensation	Award(s)	Options/SARs	Payouts	Compensation

Stephen P. Doyle	2002	$190,000	$1,025,000	–	–	–	–	–
President, Brookfield Homes San Diego Inc.
Robert Hubbell	2002	$190,000	$1,565,000	–	–	–	–	–
President, Brookfield Washington Inc.
Jeffrey J. Prostor	2002	$190,000	$1,836,000	–	–	–	–	–
President, Brookfield Homes Southland Inc.
John J. Ryan	2002	$190,000	$887,000	–	–	–	–	–
President, Brookfield Homes Bay Area Inc.
Richard T. Whitney	2002	$140,000	$657,000	–	–	–	–	–
President, Brookfield California Land Holdings LLC

(1)	Earned pursuant to the terms of the Brookfield Homes Senior Operating Management Participation Plan.

The following tables show the options to purchase shares of our common stock granted to our Chief Executive Officer and other executive officers of Brookfield Homes during 2002, and fiscal year-end option values:

Option/SAR Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Executives Receiving Grants	Number of Securities Underlying Options/ SARs Granted(1)	% of Total Options/SARs Granted to Employees in Fiscal Year(2)	Exercise or Base Price	Expiration Date	5% (Stock Price $16.28895)	10% (Stock Price $25.93742)

Ian G. Cockwell	366,594	67.6	$10.00	12/03/12	$2,305,491	$5,842,563
Paul G. Kerrigan	176,031	32.4	$10.00	12/03/12	$1,107,051	$2,805,480

(1)	The stock options were granted under our stock option plan on December 3, 2002, prior to and in connection with our spin-off from Brookfield Properties Corporation, replacing cancelled options Messrs. Cockwell and Kerrigan held in Brookfield Properties. The above options do not include 180,000 options granted February 13, 2003 at an exercise price of $10.74 per share as follows: Ian Cockwell — 80,000; Paul Kerrigan — 60,000; Shane Pearson — 20,000; and William Seith — 20,000. The options vest as to 20% at the end of each year commencing December 3, 2003 and February 13, 2004, respectively, and are each exercisable over a ten-year period.

(2)	Based upon a total of 542,625 shares subject to options granted under our stock option plan in 2002.

(3)	These dollar amounts are not intended to forecast future appreciation of the common stock price. Executives will not benefit unless the common stock price increases above the stock option exercise price. Any gain to the executives resulting from common stock price appreciation would benefit all holders of common stock.

Aggregated Option/SAR Exercises in Last Fiscal Year And Fiscal Year-End Option/SAR Values

During the period August 28, 2002 (date of our incorporation) to December 31, 2002, no stock options were exercised.

	Number of Securities	Value of Unexercised
	Underlying Unexercised	In-The-Money
	Options/SAR at	Options/SAR at
	Fiscal Year-End	Fiscal Year-End

Name	Exercisable / Unexercisable	Exercisable / Unexercisable

Ian G. Cockwell	0 / 366,594	$0/0
Paul G. Kerrigan	0 / 176,031	$0/0

The following table sets forth the deferred share units granted to our Chief Executive Officer and other executive officers of Brookfield Homes during 2002:

Long-Term Incentive Plans — Awards In Last Fiscal Year

Name	Number of Shares, Units or Other Rights(1)		Performance or Other Period Until Maturation or Payout

Ian G. Cockwell	245,306	(2)	(1)
Paul G. Kerrigan	95,843	(2)	(1)

(1)	Deferred share units granted under our deferred share unit plan. The units vest as to 20% over a five year period. The units are redeemable upon retirement, resignation or death. The cash value of the units when redeemed will be equivalent to the closing price on the NYSE of an equivalent number of shares of our common stock. There will be no shares of common stock issued, authorized, reserved, purchased or sold at any time in connection with units allocated. Under no circumstances will units be considered shares of common stock, or entitle any participant to the exercise of voting rights or to the exercise of any other rights arising from the ownership of shares of common stock.

(2)	Prior to, and in connection with our spin-off from Brookfield Properties, Messrs. Cockwell and Kerrigan were awarded 245,306 and 95,843 deferred share units, respectively, replacing cancelled deferred share units Messrs. Cockwell and Kerrigan held in Brookfield Properties.

Compensation of Directors

Directors who are not officers of the Company are entitled to receive an annual directors fee of $20,000 and an attendance fee of $1,500 for each meeting of the board of directors they attend ($500 if by telephone) (other than any meeting held immediately following an annual meeting of stockholders). In addition, directors who are chairmen of board committees receive an annual fee of $2,000, and directors who are members of board committees receive an attendance fee of $750 for each committee meeting they attend ($250 if the meeting occurs on the same day as a board meeting). Directors may choose to receive their annual fee entitlement in the form of deferred share units of the Company, in lieu of cash. No directors fees were paid in 2002. Directors are also reimbursed for travel and other out-of-pocket expenses they incur in attending board or committee meetings.

Senior Operating Management Participation Plan

Certain senior operating employees, none of whom are named executive officers of the Company, are entitled to participate in the Senior Operating Management Participation Plan. In 1996, when operations in California were set-up, this plan was established to attract and retain entrepreneurial management teams to profitably manage and grow our business operations through a decentralized local management structure. The plan provides for participation in the net income of the local business unit by each local management team. For 2002, twenty-three participants in the plan earned a total of $15.8 million.

Employment Contracts, Termination of Employment and Change-in-Control

We do not have any employment contracts, change of control arrangements or other compensatory plans or arrangements with any of our executive officers.

Certain Relationships and Related Party Transactions

We were a wholly-owned subsidiary of Brookfield Properties Corporation (“Brookfield Properties”) until January 6, 2003, when we were spun-off as a separate publicly traded company pursuant to a reorganization of Brookfield Properties’ homebuilding business (which we refer to as the “Spin-off”). Brookfield Properties no longer holds any of our shares, nor is Brookfield Properties able to exercise control over us. However, we and Brookfield Properties are “affiliates,” as Brascan Corporation directly or indirectly owns approximately 50% of each corporation.

A subsidiary of Brascan has provided us with a $50 million revolving credit facility. The facility bears interest at LIBOR plus 2.5% and is payable upon demand, subject to a six month term-out. The facility is unsecured and ranks senior to the subordinated debt that we owe to a wholly-owned subsidiary of Brookfield Properties. The facility contains a covenant requiring us to maintain minimum stockholders’ equity of $250 million.

In connection with the Spin-off, we and our wholly-owned subsidiary, Brookfield Homes Holdings Inc., have entered into a license agreement with Brookfield Properties (US) Inc., a subsidiary of Brookfield Properties, under which we, Brookfield Homes Holdings Inc. and our subsidiaries pay to Brookfield Properties (US) Inc. an annual fee in the amount of $50,000 for the right to use the names “Brookfield” and “Brookfield Homes.” We expect that the license agreement will permit us to use the “Brookfield” name in connection with our homebuilding business for an indefinite period of time, subject to customary termination provisions including upon a change of control of our company.

In addition, Brookfield Homes Holdings Inc. has entered into a shared services agreement with Brookfield Properties (US) Inc. with respect to certain systems functions. Under the terms of the agreement, Brookfield Homes Holdings Inc. will provide, for a period of one year, services to Brookfield Properties (US) Inc. or its affiliates relating to the storage and maintenance of content on a shared website. The agreement will be automatically extended each year for an additional year, unless it is terminated by either party in writing or if either party is dissolved. In addition, Brookfield Homes Holdings Inc. will receive an annual fee, consisting of the portion of its operating expenses related to the usage by Brookfield Properties (US) Inc. of the services of Brookfield Homes Holdings Inc.

We and Brookfield Homes Holdings Inc. have entered into an agreement with Brookfield Properties (US) Inc. and Brookfield Homes (Delaware) Inc., a subsidiary of Brookfield Properties, under which we and Brookfield Homes Holdings Inc. have agreed to indemnify Brookfield Properties (US) Inc., Brookfield Homes (Delaware) Inc. and their respective affiliates against all of their respective performance and payment obligations arising out of our performance and payment bonds or any renewals, continuations of or substitutes for such bonds.

We and Brookfield Homes Holdings Inc. have entered into an agreement with Brookfield Homes (Delaware) Inc. under which we and Brookfield Homes Holdings Inc. will indemnify Brookfield Homes (Delaware) in connection with the guarantees, capital maintenance, indemnity and other obligations of Brookfield Homes (Delaware) and its affiliates in respect of our debt and other obligations, and all renewals, continuations of and substitutes for that debt and those obligations.

Brookfield Homes Holdings Inc. has issued to Brookfield Homes (US) Inc., an indirect wholly-owned subsidiary of Brookfield Properties, an unsecured subordinated note in an aggregate principal amount of $141.3 million, bearing interest at 10% per year and maturing in 2005. The note provides that the obligations under it are subordinated to all of the current and future debt of Brookfield Homes Holdings Inc. The note is repayable at any time by Brookfield Homes Holdings Inc. and the principal amount outstanding at March 10, 2003 was $85 million. The note will be required to be repaid by us out of any proceeds we receive upon the issuance by us of any equity securities.

We sublease our administrative offices in Toronto, Ontario from Brascan, which leases the space from Brookfield Properties. We are required to pay approximately $100,000 per year in rent under our Toronto sublease, which expires in 2005.

Our Chairman and two of our directors serve as executive officers and directors of our affiliates, outlined as follows:

•	J. Bruce Flatt is President and Chief Executive Officer and a director of Brascan, a publicly traded company whose major shareholder is EdperPartners Limited. Refer to “Beneficial Ownership of Common Stock” -footnote 3 for a description of EdperPartners; and

•	J. Bruce Flatt, our Chairman, Gordon E. Arnell and Alan Norris are executive officers of Brookfield Properties.

As part of the reorganization of Brookfield Properties’ homebuilding business undertaken in connection with the Spin-off, Brookfield Homes Holdings Inc. agreed to assume the obligations of Brookfield Homes (Delaware) Inc. under the 2000 Restatement of the Brookfield Homes Inc. Supplemental Retirement Income Plan, in consideration for receiving a payment of $25.7 million.

Our business unit presidents are beneficiaries of rabbi trusts owning 10% interests in the respective business unit they manage:

•	Stephen P. Doyle, President of Brookfield Homes San Diego Inc., is the sole beneficiary of a rabbi trust that currently owns 10% of Brookfield Homes San Diego Holdings LLC. Brookfield Homes Holdings Inc. is the trustee of the rabbi trust. We own the remaining 90% of Brookfield Homes San Diego Holdings LLC;

•	Robert Hubbell, President of Brookfield Washington Inc., is the sole beneficiary of a rabbi trust that currently owns 10% of Brookfield Washington LLC. Brookfield Homes Holdings Inc. is the trustee of the rabbi trust. We own the remaining 90% of Brookfield Washington LLC;

•	Jeffrey J. Prostor, President of Brookfield Homes Southland Inc., is the sole beneficiary of a rabbi trust that currently owns 10% of Brookfield Homes Southland Holdings LLC. Brookfield Homes Holdings Inc. is the trustee of the rabbi trust. We own the remaining 90% of Brookfield Homes Southland Holdings LLC; and

•	John J. Ryan, President of Brookfield Homes Bay Area Inc., is the sole beneficiary of a rabbi trust that currently owns 10% of Brookfield Bay Area Holdings LLC. Brookfield Homes Holdings Inc. is the trustee of the rabbi trust. We own the remaining 90% of Brookfield Bay Area Holdings LLC.

INFORMATION REGARDING THE BOARD OF DIRECTORS

Mandate of the Board

Our board of directors oversees the management of our affairs directly and through its committees. In doing so, the board acts at all times with a view to our best interests and those of our shareholders. In fulfilling its mandate, the board, among other matters, is responsible for reviewing our overall business strategies and annual business plans; reviewing the principal risks of our business to ensure that appropriate systems are in place to manage these risks; reviewing our major strategic initiatives to ensure that proposed actions accord with shareholder objectives; appointing senior management and reviewing succession planning; assessing management’s performance against approved business plans and industry standards; reviewing and approving the reports issued to shareholders, including annual and interim financial statements; ensuring the effective operation of the board; and safeguarding shareholders’ equity interests through the optimum utilization of our capital resources, including setting an appropriate dividend policy.

Meetings of the Board

The board of directors meets at least once in each quarter, with additional meetings held when appropriate. The board also meets annually to review and approve our business plan and long-term strategy. The board met once in the 2002 fiscal year. Four regular meetings and one strategy meeting are scheduled for 2003. Meeting frequency and agenda items may change depending on the opportunities or risks that we are facing.

Size and Composition of the Board and Representation of Stockholder Interests

The board of directors currently consists of nine directors. We consider this to be an appropriate number given the diversity of our operations and the need for a variety of experiences and backgrounds to ensure an effective and efficient board.

The board is comprised of independent directors, individuals nominated by our principal shareholder and our President and Chief Executive Officer. The board believes that this combination leads to a constructive exchange of views in its deliberations resulting in objective, well-balanced and informed discussion and decision making.

Five directors are considered to be independent directors within the rules of the New York Stock Exchange. These directors are Robert A. Ferchat, Bruce T. Lehman, David M. Sherman, Robert L. Stelzl and Michael D. Young. The remaining four directors have interests in or are related to us, Brascan or EdperPartners and include our Chairman and our President and Chief Executive Officer.

Committees of the Board

The board of directors believes that committees assist in the effective functioning of the board and that the composition of board committees should ensure that the views of independent directors are effectively represented. The board has three committees: the Audit Committee, the Governance and Nominating Committee and the Management Resources and Compensation Committee. Special committees may be formed from time to time as required to review particular matters or transactions. While the board retains overall responsibility for corporate governance matters, the Audit Committee, the Management Resources and Compensation Committee and the Governance and Nominating Committee each have specific responsibilities for certain aspects of corporate governance as described below.

Governance and Nominating Committee

The Governance and Nominating Committee is appointed by the board of directors to assist the board in carrying out its responsibilities by reviewing corporate governance and board nominee issues and making recommendations to the board as appropriate. In particular, the Committee is responsible for identifying individuals qualified to become board members, recommending proposed nominees for election to the board at the next annual meeting of stockholders, and developing and recommending corporate governance principles. The Governance and Nominating Committee considers nominees proposed by the stockholders. To recommend a prospective nominee for the Governance and Nominating Committee’s consideration, you may submit the candidate’s name and qualifications to Shane D. Pearson, Secretary, Brookfield Homes Corporation, 12865 Pointe Del Mar, Suite 200, Del Mar, CA 92014. The Governance and Nominating Committee is currently comprised of three directors, a majority of whom are independent directors: Gordon E. Arnell (Chairman), Bruce T. Lehman and Robert L. Stelzl. The Governance and Nominating Committee was formed on December 17, 2002 and held its first meeting on February 13, 2003.

Audit Committee

The Audit Committee is appointed by the board of directors to assist it in monitoring: (1) the integrity of our financial statements, including audits thereof; (2) our accounting and financial reporting processes and system of internal controls and procedures for financial reporting and accounting compliance; (3) the independent auditor’s qualifications and independence; (4) the performance of our internal audit function and independent auditors; (5) our compliance with legal and regulatory requirements; and (6) our principal financial risks and the processes employed to manage such risks. The Audit Committee of the board is currently comprised of three directors: Robert A. Ferchat (Chairman), Bruce T. Lehman and Robert L. Stelzl. Each member of the Audit Committee has been determined by the board to be “independent” within the meaning of the New York Stock Exchange’s rules. The Audit Committee was formed on December 17, 2002 and held its first meeting on February 13, 2003.

Management Resources and Compensation Committee

The Management Resources and Compensation Committee is appointed by the board of directors to assist the board in carrying out its responsibilities by reviewing management resources and compensation issues and making recommendations to the board as appropriate. In particular, the Committee is responsible for discharging the board’s responsibilities relating to the compensation of our executives. The Management Resources and Compensation Committee is currently comprised of the following three directors, a majority of whom are independent directors: J. Bruce Flatt (Chairman), Robert A. Ferchat and Robert L. Stelzl. The Management Resources and Compensation Committee was formed on December 17, 2002 and held its first meeting on February 13, 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Management Resources and Compensation Committee operates pursuant to a written Management Resources and Compensation Committee Charter, which was approved and adopted by the board of directors. Pursuant to the Charter, the Committee presents the following report with respect to executive compensation.

Executive compensation is determined based on the relative roles and responsibilities of the executive as compared to other executives in the Company and in the homebuilding industry, as well as on the performance of the executive management team collectively in meeting the Company’s goal of enhancing shareholder value. A specific objective of the Company is to attract and retain highly qualified and motivated individuals and to encourage a strong team approach. Accordingly, compensation levels are monitored to ensure they are competitive within the homebuilding industry and meet the Company’s objectives.

The compensation arrangements of the Company for its senior executives are focused on rewarding performance and are comprised of three key components: base salary, short-term incentives and long-term share ownership. The Company emphasizes improving long-term shareholder value, represented by the growth in the value of the Company’s common stock, as the principal measure of success of the Company.

Accordingly, the Company’s compensation policies are designed to provide an overall competitive compensation package with a high proportion weighted to long-term share ownership in order to provide senior executives with opportunities to increase their ownership of the Company’s common stock. This is achieved by maintaining base salaries and cash bonus awards for the most senior executives below the median level of total cash compensation in return for enhanced opportunities to participate in the growth in value of the Company’s common stock. This results in stock options and deferred share units being allocated at a level higher than the median level for similar companies. These plans are more fully described below under “Long-Term Share Ownership.”

Base Salaries

Base salaries for the Company’s executives are reviewed annually to ensure that they reflect the relative contribution of each executive within the team. The Company believes that base salaries for the most senior executives should be set below the median level for comparable companies within the homebuilding industry, in return for the opportunity for the executive to participate at a higher level in the long-term share ownership plans such as stock options and deferred share unit allocations. In order to foster a team-based approach, which the Company believes is fundamental to meeting its long-term objectives, the difference between the base salaries of the CEO and the other senior executives is significantly less than in other companies.

Short-Term Incentives

The Company’s short-term incentive plan is comprised of a cash bonus award. Cash bonus awards are determined based primarily on the senior executive team’s collective performance in meeting the Company’s overall business plan objectives. Similar to the Company’s philosophy towards Base Salaries, the difference between the cash bonus awards for the CEO and other senior executives is relatively small. The performance of the Company is measured by the achievement of financial and other objectives. The performance of the individual executive is also taken into account on a subjective basis. In order to further align management objectives with those of the shareholder, certain executives may elect to receive all or a portion of their annual bonus awards in deferred share units of the Company, as described below under “Long-Term Share Ownership.”

Long-Term Share Ownership

Long-term share ownership plans are intended to reward management based on increases in the value of the Company’s common stock. The purpose of these arrangements is to achieve a commonality of interest between shareholders and management and to motivate executives to improve the Company’s long-term financial success, measured in terms of enhanced shareholder wealth over the long term.

The Company’s long-term share ownership plans consist of two components:

a)	A stock option plan under which the Company may grant options to purchase shares of the Company’s common stock at the market price on the day the options are granted. A maximum of two million shares are authorized for issuance under the plan. The timing of vesting of options granted under the plan is at the discretion of the Company’s board of directors or the committee administering the plan. Upon exercise of a vested option and upon payment to the Company of the exercise price, participants will receive one share of the Company’s common stock. The committee may permit participants to, rather than exercising an in-the-money option (“in-the-money” means the market value of shares under the option exceeds the exercise price of the options prior to related income taxes), receive an amount equal to the difference between the market price of the shares underlying the options and the exercise price of the option. The excess amount will be payable either in cash or by the Company issuing to the participant a number of shares calculated by dividing the excess by the market price of the underlying shares. The number of options granted to executives is determined based on a multiple of the executive’s base salary ranging from 1.0 to 3.0 times, divided by the market price, plus a discretionary amount for performance.

b)	A deferred share unit plan under which certain of the Company’s senior executives may, at their option, receive all or a portion of their annual bonus awards in the form of deferred share units. The annual bonus awards are converted to units based on the closing price of the Company’s shares on the New York Stock Exchange on the date of the award. The portion of the annual bonus award elected to be received in units by the executive may, at the discretion of the board, be increased by a factor of up to two times for purposes of calculating the number of units to be allocated under the plan. An executive who holds units will receive additional units as dividends are paid on shares of the Company’s common stock, on the same basis as if the dividends were reinvested. The units vest over a five year period and participants are only allowed to redeem the units upon cessation of employment through retirement, termination or death, after which time the units terminate unless redeemed no later than 12 months following such retirement, termination or death. The cash value of the units when redeemed will be equivalent to the closing price on the New York Stock Exchange of an equivalent number of shares of the Company’s common stock at the time written notice of redemption is received.

There will be no shares of the Company’s common stock issued, authorized, reserved, purchased or sold at any time in connection with units allocated. Under no circumstances will units be considered shares of common stock, or entitle any participant to the exercise of voting rights or to the exercise of any other rights arising from the ownership of shares of common stock.

2002 Compensation for Chief Executive Officer

Ian G. Cockwell’s compensation for the Company’s 2002 fiscal year consisted of an annual base salary, bonus and participation in the stock option plan and the deferred share unit plan. This compensation was set on the basis of the Company’s executive compensation policy and the factors described above.

MANAGEMENT RESOURCES & COMPENSATION COMMITTEE

J. Bruce Flatt, Chairman Robert A. Ferchat Robert L. Stelzl

Compensation Committee Interlocks and Insider Participation

J. Bruce Flatt, our Chairman, is President and Chief Executive Officer and a director of Brascan, a publicly traded company which owns 49.9% of our issued shares and whose major shareholder is EdperPartners Limited. Mr. Flatt is a shareholder of EdperPartners Limited. You should also refer to the section of this proxy statement entitled “Security Ownership of Principal Stockholders and Management.”

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written Audit Committee Charter, which was approved and adopted by the board of directors. Please refer to the section of this proxy statement entitled “Information Regarding the Board of Directors – Committees of the Board – Audit Committee” for a description of the Audit Committee’s primary duties and responsibilities. Our Audit Committee Charter is included as Appendix “A” to this proxy statement.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2002. Further, the Audit Committee has discussed with the Company’s independent auditor, the matters required to be discussed by Auditing Standards Board Statement on Auditing Standards No. 61, as amended. Finally, the Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by the Independence Standards Board Independence Standard No. 1, as amended, and has discussed the auditor’s independence with the auditor. After consideration, the Audit Committee has determined that the services related to the fees earned by the independent auditor under the heading “All Other Fees” below are compatible with the auditor’s independence.

Based on its review and discussion as described above, the Audit Committee has recommended to the board of directors that the audited financial statements for fiscal year 2002 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Further, the Audit Committee recommended that the board of directors engage Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2003.

AUDIT COMMITTEE Robert A. Ferchat, Chairman Bruce T. Lehman Robert L. Stelzl

PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2002, and at the recommendation of the Audit Committee, the board of directors has appointed Deloitte & Touche as our independent auditors for the fiscal year ending December 31, 2003. In the event that ratification of this appointment of auditors is not approved by a majority of the shares of common stock voting on this Proposal, management and the board of directors will review their future appointment of independent auditors.

Representatives of Deloitte & Touche attend substantially all meetings of the Audit Committee. The Audit Committee reviews all services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. Additional information concerning the Audit Committee and its activities with Deloitte & Touche can be found in this proxy statement under the headings “Information Regarding the Board of Directors – Committees of the Board – Audit Committee” on page 10 and “Audit Committee Report” on page 13.

A representative of Deloitte & Touche is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.

Fees Paid to Deloitte & Touche LLP

The following table shows the fees that we paid or accrued for the audit and other services provided by Deloitte & Touche during fiscal year 2002:

Audit Fees	$100,000
Financial Information Systems Design and Implementation Fees	–
All Other Fees	200,000

Total	$300,000

Audit Fees include the fees for the examination of our consolidated financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit, and the preparation of an annual “management letter” on internal control matters.

All Other Fees consist of fees related to services provided in connection with the filing with the SEC of our registration statement on Form 10.

During the 2002 fiscal year, Deloitte & Touche did not provide professional services relating to financial information systems design and implementation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF
DELOITTE & TOUCHE LLP AS BROOKFIELD HOMES’ INDEPENDENT AUDITORS FOR 2003.

PERFORMANCE GRAPH

No performance graph indicating the yearly percentage change in our cumulative total stockholder return on our common stock is provided as we have not completed a full fiscal year. Our common stock was registered with the Securities and Exchange Commission effective December 31, 2002 as a result of the Spin-off. Our common stock began trading on the New York Stock Exchange on January 7, 2003.

OTHER MATTERS

Management and the board of directors do not know of any matters other than those described in this proxy statement which will be presented for action at the meeting. If any other matters properly come before the meeting, or any adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain of our officers, and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us, we believe that all filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were complied with during the year ended December 31, 2002.

STOCKHOLDERS’ PROPOSALS FOR 2004 ANNUAL MEETING

No stockholder proposals were made for the 2003 Annual Meeting. Any stockholder who intends to present a proposal for action at our 2004 Annual Meeting of Stockholders and to have us include such proposal in its proxy soliciting materials must deliver a copy of the proposal to us not later than December 9, 2003. Such proposal must comply with all applicable rules of the Securities and Exchange Commission. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. The Governance and Nominating Committee reviews all stockholder proposals and makes recommendations to the board of directors for action on such proposals.

For any proposal that is not submitted for inclusion in the proxy statement for our 2004 Annual Meeting, but is instead sought to be presented directly at our 2004 Annual Meeting, SEC rules permit proxy holders to vote proxies in their discretion if the Company: (1) receives notice of the proposal before the close of business on February 23, 2004, and advises stockholders in the proxy statement for the 2004 Annual Meeting about the nature of the matter and how the proxy holders intend to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 23, 2004. Notices of intention to present proposals at the 2004 Annual Meeting should be addressed to Shane D. Pearson, Secretary, Brookfield Homes Corporation, 12865 Pointe Del Mar, Suite 200, Del Mar, CA 92014.

By Order of the Board of Directors, Shane D. Pearson Secretary

Del Mar, California
April 7, 2003

APPENDIX “A”

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company, including audits thereof; (2) the Company’s accounting and financial reporting processes and system of internal controls and procedures for financial reporting and accounting compliance; (3) the independent auditor’s qualifications and independence; (4) the performance of the Company’s internal audit function and independent auditors; (5) the compliance by the Company with legal and regulatory requirements; and (6) the Company’s principal financial risks and the processes employed to manage such risks.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

The Audit Committee shall have the authority to conduct any review or investigation appropriate to fulfilling its responsibilities. The Audit Committee shall have unrestricted access to personnel and information, and any resources necessary to carry out its responsibilities. In this regard, the Audit Committee may direct the internal audit department to particular areas of examination.

Membership and Chairperson

The Audit Committee shall consist of no fewer than three members. All members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. In particular, the Board shall have determined that each member of the Audit Committee has: (i) no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company); and (ii) no relationship to the Company that may interfere with the member’s exercise of independence from management and the Company. No member of the Audit Committee or the immediate family of a member shall have been, within the past five years: (i) an employee of the Company until five years after the employment has ended; (ii) affiliated with or employed by a (present or former) auditor of the Company (or of an affiliate) until five years after the affiliation or auditing relationship has ended; or (iii) part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs the member of the Audit Committee.

No member of the Audit Committee shall, other than in his or her capacity as a member of the Audit Committee, the Board or any other Committee of the Board, accept any consulting, advisory or other compensatory fee from the Company, or be an “affiliated person” (as such term is defined in the Exchange Act) of the Company or any subsidiary of the Company.

Each member of the Audit Committee shall be financially literate, as determined by the Board. At least one member of the Audit Committee shall have accounting or related financial management expertise, as determined by the Board.

Pursuant to Section 407 of the Exchange Act, at least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission. A financial expert has through: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (2) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (3) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (4) other relevant experience:

•	an understanding of generally accepted accounting principles and financial statements;

•	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•	an understanding of internal controls and procedures for financial reporting; and

•	an understanding of audit committee functions.

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board first determines that such simultaneous service will not impair the ability of the relevant members to effectively serve on the Audit Committee, and required public disclosure is made.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be removed or replaced at any time by the Board and shall, in any event, cease to be a member of the Audit Committee upon ceasing to be a member of the Board. Where a vacancy occurs at any time in the membership of the Audit Committee, it may be filled by the Board.

The Board, upon the recommendation of the Nominating and Governance Committee of the Company, shall appoint the Chairman of the Audit Committee. If the Chairman of the Audit Committee is not present at a meeting of the Audit Committee, one of the other members of the Audit Committee present at the meeting shall be chosen by a majority of the members of the Audit Committee present at the meeting to preside over the meeting.

Responsibilities and Authority

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted “non-audit services” (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may establish policies and procedures for such pre-approvals so long as such policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to management. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall provide a summary of all approvals and pre-approvals of the provision of audit, audit-related, tax and other services by the independent auditor, for inclusion in the Company’s Form 10-K.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or related work or performing other audit review or attest services for the Company and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review with the principal executive officer and principal financial officer of the Company and the external auditors: (i) all significant deficiencies and material weaknesses in the design or operation of the Company’s internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act within the required time periods; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

10.	Review other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

Oversight of the Company’s Relationship with the Independent Auditor

11.	Review and evaluate the lead partner of the independent auditor team.

12.	Obtain and review a report from the independent auditor at least annually regarding: (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Company, including its affiliates. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13.	Ensure the rotation of partners on the audit engagement team in accordance with applicable law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

14.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

16.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

17.	Review the appointment and replacement of the senior internal auditing executive and the Chief Financial Officer.

18.	Review the significant reports to management prepared by the independent auditor and/or the internal auditing department, and management’s responses to such reports.

19.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

20.	Ensure that management, the independent auditor and the internal audit department provide to the Audit Committee an annual report on the Company’s control environment as it pertains to the Company’s financial reporting process and controls.

Compliance Oversight Responsibilities

21.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (regarding the discovery by the independent auditor of illegal acts) has not been implicated.

22.	Obtain reports from management, the Company’s senior internal auditing executive, chief legal officer and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

23.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

25.	Discuss with the Company’s chief legal officer legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Miscellaneous

26.	Perform such other functions as required by law, the Company’s Articles of Incorporation or By-laws, or the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. Audit Committee meetings may, by agreement of the Chairman of the Audit Committee, be held in person, by video conference, by means of telephone or by a combination of any of the foregoing. The Audit Committee shall meet periodically, but not less frequently than annually, with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

A majority of Audit Committee members, present in person, by video conference, by telephone or by a combination thereof, shall constitute a quorum.

BROOKFIELD HOMES CORPORATION 2003 PROXY
ANNUAL MEETING OF STOCKHOLDERS MAY 5, 2003

PROXY

COMMON STOCK
Brookfield Homes Corporation
12865 Pointe Del Mar, Suite 200, Del Mar, CA 92014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby nominates, constitutes and appoints J. Bruce Flatt and Ian G. Cockwell, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote as designated on the reverse side of this card on each of the following matters, all shares of Common Stock of Brookfield Homes Corporation (the “Company”), held of record by the undersigned at the close of business on March 24, 2003, at the Annual Meeting of Stockholders to be held on May 5, 2003, or any adjournments thereof.

PLEASE SIGN AND DATE ON REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

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Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

Please mark your votes as indicated in this example	☒

1. Election of Directors Nominees:

01 Gordon E. Arnell, 02 Ian G. Cockwell, 03 Robert A. Ferchat, 04 J. Bruce Flatt, 05 Bruce T. Lehman, 06 Alan Norris, 07 David M. Sherman, 08 Robert L Stelzl, 09 Michael D. Young	FOR all nominees listed at left (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominee listed at left ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee’s name on the line below.)

FOR	AGAINST	ABSTAIN
2. Ratification of Appointment of Independent Auditors ☐	☐	☐

3. In their discretion, the proxies are authorized to vote in accordance with their judgment on other business properly brought before the Annual Meeting or any adjournment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of the notice of said Annual Meeting and the proxy statement accompanying said notice.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature________________________________Signature___________________________________Date____________________

Note: Please sign exactly as names appear herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
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